UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT : FEBRUARY 21, 2005

                       COMMISSION FILE NUMBER: 33-19980-D

                             CGI HOLDING CORPORATION
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

       Nevada                                   87-0450450
-----------------------------          ---------------------------
State of other jurisdiction of          I.R.S. Employer I.D. No.
incorporation or organization


                            100 North Waukegan Road
                                    Suite 100
                           Lake Bluff, Illinois 60044
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (847) 615-2890
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Ozona Online, Inc. Acquisition

     On February 21, 2005, CGI Holding Corporation, a Nevada corporation (the "Company") entered into an agreement (the "Ozline Agreement") by and among the Company, Ozline Acquisition Sub, Inc., a Florida corporation and wholly owned subsidiary of the Company, Ozona Online Network, Inc., a Florida corporation ("Ozline"), Richard Anderson and Suzanne M. Wilkins, the shareholders of Ozline (the "Ozline Stockholders"). Ozline is in the business of providing online services including web design, custom web-based applications, database systems, managed and shared hosting solutions, e-commerce and high-speed business Internet access. Pursuant to the Ozline Agreement, Ozline was merged with and into Ozline Acquisition Sub and became a wholly owned subsidiary of the Company (the "Ozline Surviving Corporation"). As consideration for the merger, the Ozline Stockholders received an aggregate of $300,000 in cash and 75,538 shares of Company common stock. In addition, the Company issued to the Ozline Stockholders warrants to purchase an aggregate of 60,000 shares of Company common stock. Further, the Ozline Stockholders may receive an aggregate earnout payment of up to $200,000 based on the pre-tax earnings of the Ozline Surviving Corporation for the first eight full calendar quarters following the closing.

     Employment Agreement with Paul Widisky

     As more fully described in item 2.01 below, on February 21, 2005, the Company entered into an agreement (the "PPI Agreement") by and among the Company, PPI Acquisition Sub, Inc., a Florida corporation and wholly owned subsidiary of the Company, Personals Plus, Inc., a Florida corporation ("PPI"), and Paul Widisky, the sole shareholder of PPI. Upon the closing of the PPI Agreement, Mr. Widisky entered into an employment agreement with the PPI Surviving Corporation (as defined below) and the Company's Cherish, Inc. subsidiary, pursuant to which Mr. Widisky was hired as Vice President of Product Development of Cherish and as the Chief Executive Officer of the PPI Surviving Corporation.

     The Widisky employment agreement provides for the following: (i) an employment term ending on December 31, 2008; (ii) base salary equal to $169,000 per annum; (iii) other benefits that are generally available to the vice presidents of Cherish; (iv) a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of two years thereafter; (v) termination of the employment agreement (A) automatically upon the death of Mr. Widisky, (B) by Cherish or the PPI Surviving Corporation for cause or the disability of Mr. Widisky, or (C) by Mr. Widisky if he is asked to relocate to a different geographic area, does not accept such relocation, and a suitable position cannot be arranged at his current location; and (vi) severance equal to all amounts that would have become due and owing through December 31, 2008 if the PPI Surviving Corporation or Cherish terminates the employment agreement other than for cause or the disability of Mr. Widisky.

Item 2.01  Completion of Acquisition or Disposition of Assets.

     On February 21, 2005, the Company acquired PPI pursuant to the PPI Agreement. PPI is in the business of owning and operating online dating and relationship websites. Pursuant to the PPI Agreement, PPI was merged with and into PPI Acquisition Sub and became a wholly owned subsidiary of the Company (the "PPI Surviving Corporation"). Immediately following the merger, the Company contributed all of the stock of the PPI Surviving Corporation to its Cherish, Inc. subsidiary. As consideration for the merger, Mr. Widisky received $2,262,500 in cash and 426,244 shares of Company common stock. In addition, the Company issued to Mr. Widisky warrants to purchase an aggregate of 60,000 shares of Company common stock. Further, Mr. Widisky may receive an aggregate earnout payment of up to $450,000 based on the pre-tax earnings of the PPI Surviving Corporation for the first eight full calendar quarters following the closing.


Item 9.01         Financial Statements and Exhibits

     (a) Financial Statements of the Businesses Acquired.

     The financial statements required by this item will be filed by amendment to this Form 8-K within seventy one (71) days of February 21, 2005.

     (b) Pro Forma Financial Information

     The pro forma financial information required by this item will be filed by amendment to this Form 8-K within seventy one (71) days of February 21, 2005.

     (c) Exhibits

     2.1 Agreement by and among the Company, PPI Acquisition Sub, Inc. (a wholly owned subsidiary of the Company), Personals Plus, Inc. and Paul Widisky, dated February 21, 2005

     99.1  Press  Release  dated  February  22,  2005   announcing   closing  of
     acquisition of Ozona Online Network, Inc.

     99.2  Press  Release  dated  February  22,  2005   announcing   closing  of
     acquisition of Personals Plus, Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 24, 2005

                                   CGI HOLDING CORPORATION.

                                   By:  /s/ Gerard M. Jacobs
                                   -------------------------
                                   Name: Gerard M. Jacobs
                                   Title: President and Chief Executive Officer

                                  EXHIBIT 2.1


                                                                 EXECUTION COPY

                                    AGREEMENT

     This Agreement (the "Agreement") made and entered into as of February 21, 2005, by and among CGI HOLDING CORPORATION, a Nevada corporation ("CGI"), PPI ACQUISITION SUB, INC., a Florida corporation and wholly owned subsidiary of CGI ("PPI Acquisition Sub"), PERSONALS PLUS, INC., a Florida corporation ("Personals Plus"), and PAUL WIDISKY ("Paul"). Paul is sometimes referred to herein as the "Stockholder". CGI, PPI Acquisition Sub, Personals Plus, and Paul are sometimes referred to herein each, individually, as a "Party" and, collectively, as the "Parties".

                                   WITNESSETH:

     WHEREAS, Personals Plus is engaged in personal relationship web site business activities (collectively, the "Business"); and

     WHEREAS, the Boards of Directors of CGI, PPI Acquisition Sub, and Personals Plus have each approved this Agreement and the merger of Personals Plus with and into PPI Acquisition Sub (the "Merger"), in accordance with the laws of the State of Florida and the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties hereby agree as follows:

                                     ARTICLE
                                       1
                                   DEFINITIONS

     In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the respective meanings set forth below:

     "Action" means any claim, demand, action, cause of action, chose in action, right of recovery, right of set-off, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

     "Affiliate" means, with respect to a specified Person, any other Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, and without limiting the generality of the foregoing, includes, with respect to the specified Person:
(a) any other Person which beneficially owns or holds 10% or more of the outstanding voting securities or other securities convertible into voting securities of such Person, (b) any other Person of which the specified Person beneficially owns or holds 10% or more of the outstanding voting securities or other securities convertible into voting securities, or (c) any director, officer or employee of such Person.

     "Business Day" means any day other than a Saturday, Sunday or other day on which banks are required or authorized to be closed in the city of Chicago, Illinois.

     "Business Interests" means the ownership of up to (but not more than) one percent (1%) of any class of securities of enterprise (but without otherwise participating, directly or indirectly, in the management or operations of such enterprise) if such securities are listed on any national or regional exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934.

     "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended through the date hereof and any regulations promulgated thereunder.

     "CGI Common Stock" means Common Stock, $.001 par value per share, of CGI.

     "Closing" shall mean the closing of the transactions contemplated by this Agreement.

     "Closing Date" shall mean the day on which the Closing takes place.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Contract" means any contract, plan, undertaking, understanding, agreement, license, lease, note, mortgage or other binding commitment, whether written or oral.

     "Copyrights"   mean  all   copyrights   (registered   or   otherwise)   and
registrations and applications for registration thereof, and all rights therein provided by multinational treaties or conventions.

     "Court" means any court or arbitration tribunal of the United States, any domestic state, or any foreign country, and any political subdivision thereof.

     "Database"  means  all  data  and  other  information   recorded,   stored,
transmitted and retrieved in electronic form.

     "Documents" means this Agreement together with the Articles of Merger and Plan of Merger, the Schedules and Exhibits hereto, the Personals Plus Disclosure Schedule, and the other agreements, documents and instruments required or contemplated to be executed in connection herewith.

     "Earnout" means the contingent earnout payment described in Section 9.1.

     "Earnout Period" means the first eight (8) full calendar quarters following the Closing Date.

     "Employee Plans" means all employee benefit plans (as defined in Section 3(3) of ERISA) and all bonus, stock or other security option, stock or other security purchase, stock or other security appreciation rights, incentive, deferred compensation, retirement or supplemental retirement, severance, golden parachute, vacation, cafeteria, dependent care, medical care, employee assistance program, education or tuition assistance programs, insurance and other similar fringe or employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, which have ever been sponsored or maintained or entered into for the benefit of, or relating to, any present or former employee or director of Personals Plus, or any trade or business (whether or not incorporated) which is a member of a controlled group or which is under common control with Personals Plus, within the meaning of Section 414 of the Code (an "ERISA Affiliate"), whether or not such plan is terminated.

     "Environmental Law" means any Law or Regulation pertaining to: (a) the protection of health, safety and the indoor or outdoor environment; (b) the conservation, management or use of natural resources and wildlife; (c) the protection or use of surface water and ground water; (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, emission, discharge, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Substance; or
(e) pollution (including any emission, discharge or release to air, land, surface water and ground water of any material); and includes, without limitation, CERCLA and the Solid Waste Disposal Act, as amended 42 U.S.C. para. 6901 et seq.

     "Environmental Permits" means all Permits required under any Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "GAAP" means United States generally accepted accounting principles and practices in effect from time to time consistently applied.

     "Governmental Authority" means any governmental or legislative agency or authority (other than a Court) of the United States, any domestic state, or any foreign country, and any political subdivision or agency thereof, and includes any authority having governmental or quasi-governmental powers, including any administrative agency or commission.

     "Hardware" means all mainframes, midrange computers, personal computers, notebooks, servers, switches, printers, modems, drives, peripherals and any component of any of the foregoing.

     "Hazardous Substance" means any Hazardous Substance, as defined in CERCLA, and any other chemical, compound, product, solid, gas, liquid, pollutant, contaminant or material which is regulated under any Environmental Law, and includes without limitation, asbestos or any substance containing asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof).

     "Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of Personals Plus or a lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Indebtedness of others referred to in clauses (a) through (f) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss and all Indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

     "Information  System" means any  combination of Hardware,  Software  and/or
Database(s)  employed  primarily  for  the  creation,   manipulation,   storage,
retrieval, display and use of information in electronic form or media.

     "Intellectual Property" means (a) inventions, whether or not patentable, whether or not reduced to practice or whether or not yet made the subject of a pending Patent application or applications, (b) ideas and conceptions of potentially patentable subject matter, including, without limitation, any patent disclosures, whether or not reduced to practice and whether or not yet made the subject of a pending Patent application or applications, (c) Patents, (d) Trademarks, (e) Copyrights, (f) Software, (g) trade secrets and confidential, technical or business information (including ideas, formulas, compositions, inventions, and conceptions of inventions whether patentable or unpatentable and whether or not reduced to practice), (h) whether or not confidential, technology (including know-how and show-how), manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, Databases, Information Systems, pricing and cost information, business and marketing plans and customer and supplier lists and information, (i) copies and tangible embodiments of all the foregoing, in whatever form or medium, (j) all rights to obtain and rights to apply for Patents, and to register Trademarks and Copyrights, (k) all rights under the License Agreements and any licenses, registered user agreements, technology or materials, transfer agreements, and other agreements or instruments with respect to items in (a) to (j) above; and (l) all rights to sue and recover and retain damages and costs and attorneys' fees for present and past infringement of any of the Intellectual Property rights hereinabove set out.

     "Inventories" means all inventories, including, without limitation, merchandise, raw materials, work-in-process, finished goods, replacement parts, packaging, office supplies, maintenance supplies, computer parts and supplies and Hardware related to the Business maintained, held or stored by or for Personals Plus at any location whatsoever and any prepaid deposits for any of the same.

     "IRS" shall mean the United States Internal Revenue Service.

     "Knowledge" means (a) in the case an individual, knowledge of a particular fact or other matter if such individual is actually aware of such fact or other matter, and (b) in the case of a Person (other than an individual) such Person will be deemed to have Knowledge of a particular fact or other matter if any individual who is serving, or has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

     "Law"  means  all  laws,  statutes,   ordinances  and  Regulations  of  any
Governmental Authority including all decisions of Courts having the effect of law in each such jurisdiction.

     "Leased Real Property" means the real property leased by Personals Plus as tenant, together with, to the extent leased by Personals Plus, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of Personals Plus attached or appurtenant thereto, and all easements, licenses, rights and appurtenances relating to the foregoing.

     "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any Environmental Law), Action or Order, Liabilities for Taxes and those Liabilities arising under any Contract.

     "Liens" means any mortgage, pledge, security interest, attachment, encumbrance, lien (statutory or otherwise), option, conditional sale agreement, right of first refusal, first offer, termination, participation or purchase, or charge of any kind (including any agreement to give any of the foregoing), provided, however, that the term "Lien" shall not include: (a) Liens for Taxes, assessments and charges any Governmental Authority due and being contested in good faith and diligently by appropriate proceedings (and for the payment of which adequate provision has been made); (b) servitudes, easements, restrictions, rights-of-way and other similar rights in real property or any interest therein, provided the same are not of such nature as to materially adversely affect the use of the property subject thereto; (c) Liens for Taxes either not due and payable or due but for which notice of assessments has not been given; (d) undetermined or inchoate Liens, charges and privileges incidental to current construction or current operations and statutory Liens, charges, adverse claims, security interests or encumbrances of any nature whatsoever claimed or held by any Governmental Authority which have not at the time been filed or registered against the title to the asset or served upon Personals Plus pursuant to Law or which relate to obligations not due or delinquent; (e) assignments of insurance provided to landlords (or their mortgagees) pursuant to the terms of any lease, and Liens or rights reserved in any lease for rent or for compliance with the terms of such lease; (f) security given in the ordinary course of the Business, as applicable, to any public utility, municipality or Government Authority in connection with the operations of the Business, as applicable, other than security for borrowed money; (g) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pension or other social security programs mandated under applicable Laws; and (h) restrictions on transfer of securities imposed by applicable state and federal securities Laws.

     "Litigation" means any suit, action, arbitration, cause of action, claim, complaint, criminal prosecution, investigation, inquiry, demand letter, governmental or other administrative proceeding, whether at law or at equity, before or by any Court, Governmental Authority, arbitrator or other tribunal.

     "Material Adverse Effect" means any circumstance, change in, or effect on, the Business or Personals Plus that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business or Personals Plus:
(a) is, or could be, materially adverse to the business, operations, assets or Liabilities (including, without limitation, contingent Liabilities), employee relationships, customer or supplier relationships, results of operations or the condition (financial or otherwise) of the Business, or (b) could materially adversely affect the ability of PPI Acquisition Sub to operate or conduct the Business in the manner in which it is currently operated or conducted, or contemplated to be conducted.

     "Order"  shall  mean  any  judgment,   order,  writ,  injunction,   ruling,
stipulation, determination, award or decree of or by, or any settlement under the jurisdiction of, any Court or Governmental Authority.

     "Owned Real Property" means the real property owned by Personals Plus together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of Personals Plus attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

     "Patents" mean all national (including the United States) and multinational statutory invention registrations, patents, patent registrations and patent applications, including all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations, and all rights therein provided by multinational treaties or conventions and all improvements to the inventions disclosed in each such registration, patent or application.

     "Permits" means any licenses, permits, pending applications, consents, certificates, registrations, approvals and authorizations.

     "Person" means any natural person, corporation, limited liability company, unincorporated organization, partnership, association, joint stock company, joint venture, trust or any other entity.

     "Real Property" means the Leased Real Property and the Owned Real Property.

     "Receivables" means any and all accounts receivable, notes, book debts and other amounts due or accruing due to Personals Plus in connection with the Business whether or not in the ordinary course, together with any unpaid financing charges accrued thereon and the benefit of all security for such accounts, notes and debts.

     "Regulation" means any rule or regulation of any Governmental Authority.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Software" means any and all (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, (d) the technology supporting any Internet site(s) operated by or on behalf of Personals Plus and (e) all documentation, including user manuals and training materials, relating to any of the foregoing.

     "Subsidiary" or "Subsidiaries" of a specified Person means any other Person in which such Person owns, directly or indirectly, more than 50% of the outstanding voting securities or other securities convertible into voting securities, or which may effectively be controlled, directly or indirectly, by such Person.

     "Tax" or "Taxes" means any and all federal, state, local, or foreign taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority or other taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, disability, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs' duties, tariffs, and similar charges, whether computed on a separate or consolidated, unitary or combined basis or in any other manner, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person, together with any interest or penalty, addition to tax or additional amount imposed by any governmental authority.

     "Tax Returns" means returns, reports and information statements, including any schedule or attachment thereto, with respect to Taxes required to be filed with the IRS or any other Governmental Authority or other taxing authority or agency, domestic or foreign, including consolidated, combined and unitary tax returns.

     "Trademarks" mean all trademarks, service marks, trade dress, logos, trade names and corporate names, whether or not registered, including all common law rights, and registrations and applications for registration thereof, including, but not limited to, all marks registered in the United States Patent and Trademark Office, the Trademark Offices of the States and Territories of the United States of America, and the Trademark Offices of other nations throughout the world, and all rights therein provided by multinational treaties or conventions.

     "Web Sites" means all web sites, domain names, and associated internet properties, rights, titles and interests in any way directly or indirectly used in or associated with the Business, including but not limited to those certain web sites and domain names set forth in that certain letter re: web sites and domain names dated the date of this Agreement from Paul to Gerard M. Jacobs, President and Chief Executive Officer of CGI.

     "Webcapades"   means  Webcapades,   Inc.,  a  Florida   corporation  and  a
wholly-owned subsidiary of WebSourced.

     "WebSourced" means WebSourced, Inc., a North Carolina corporation and a wholly-owned subsidiary of CGI.

                                     ARTICLE
                                       2
                                   THE MERGER

     2.1 The Merger. At the Effective Time (as hereinafter defined), in accordance with the laws of the State of Florida and the terms and conditions of the Documents, Personals Plus shall be merged with and into PPI Acquisition Sub. From and after the Effective Time, the separate corporate existence of Personals Plus shall cease and PPI Acquisition Sub, as the surviving corporation in the Merger, shall continue its existence under the laws of the State of Florida as a wholly owned subsidiary of CGI. PPI Acquisition Sub, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the "Personals Plus Surviving Corporation".

     2.2 Effective Time. Subject to the provisions of this Agreement, on the Closing Date (as hereinafter defined) or as soon thereafter as is practicable the Parties shall cause the Merger to become effective by executing and filing with the Department of State of the State of Florida in accordance with Florida law Articles of Merger with a Plan of Merger attached as an Exhibit thereto in substantially the form of Exhibit 2.2 attached hereto and hereby made a part hereof (the "Articles of Merger and Plan of Merger"), the date and time of such filing, or such later date and time as may be agreed upon by the Parties and specified therein, being hereinafter referred to as the "Effective Time".

     2.3 Effect of the Merger. At the Effective Time, the Merger shall have the effect set forth in the Documents and in the applicable provisions of law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the assets, properties, rights, privileges, immunities, powers and franchises of Personals Plus and PPI Acquisition Sub shall vest in the Personals Plus Surviving Corporation, and all of the debts, liabilities and duties of Personals Plus and PPI Acquisition Sub shall become the debts, liabilities and duties of the Personals Plus Surviving Corporation.

     2.4 Articles of Incorporation and Bylaws. From and after the Effective Time and without further action on the part of the Parties, the Articles of Incorporation and Bylaws of PPI Acquisition Sub immediately prior to the Effective Time shall be the Articles of Incorporation and Bylaws of Personals Plus Surviving Corporation until amended in accordance with the respective terms thereof.

     2.5 Directors and Officers. The directors of Personals Plus Surviving Corporation shall be Paul, Gerard M. Jacobs and Scott P. Mitchell, each to hold office in accordance with the Articles of Incorporation and the Bylaws of PPI Acquisition Sub, in each case, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with PPI Acquisition Sub's Articles of Incorporation and Bylaws.

     2.6 Conversion of Stock, Etc. At the Effective Time, by virtue of the Merger and without any action on the part of the Parties or the holders of the following securities: All of the shares of Personals Plus' common stock, par value $1 per share ("Personals Plus Common Stock") issued and outstanding immediately prior to the Effective Time other than any shares of Personals Plus Common Stock to be canceled and retired pursuant to Section 2.7 ("Personals Plus Shares") shall be converted automatically into the right to receive, in the aggregate: Two Million Two Hundred Sixty Two Thousand Five Hundred Dollars ($2,262,500) in cash (the "Cash Consideration"); shares of CGI Common Stock having an aggregate value of Two Million Two Hundred Sixty Two Thousand Five Hundred Dollars ($2,262,500) such stock to be valued at the average closing price per share of CGI Common Stock on the five trading days prior to the Closing Date as hereafter defined (the "Stock Consideration"); and the Earnout defined in Section 9.1, if earned (the "Earnout Consideration") (collectively, the "Merger Consideration"), subject to adjustment as set forth in Section 2.10. The Merger Consideration shall be allocated and disbursed among the holders of the Personals Plus Shares in accordance with the allocations set forth on
Exhibit 2.6 attached hereto and hereby made a part hereof. From and after the Effective Time, all shares of Personals Plus capital stock shall automatically be redeemed and canceled and shall cease to exist, and each holder of a certificate that previously represented any such share of Personals Plus capital stock (collectively, the "Personals Plus Certificates") shall cease to have any rights with respect thereto other than the right to receive, if any, their portion of the Merger Consideration as set forth on Exhibit 2.6. The foregoing Merger Consideration shall be deemed to have been issued in full satisfaction of all rights pertaining to the Personals Plus Shares and, after the Effective Time, there shall be no further registration or transfers of Personals Plus Shares. If after the Effective Time, any Personals Plus Certificates are presented to Personals Plus Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.6 and Exhibit 2.6. If any Personals Plus Certificates representing Personals Plus Shares shall have been lost, stolen or destroyed, CGI shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, the applicable Merger Consideration; provided, however, that CGI may, in its discretion and as a condition precedent to the issuance and delivery thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against CGI or Personals Plus Surviving Corporation with respect to the certificates alleged to have been lost, stolen or destroyed.

     2.7 Cancellation of Shares. Immediately prior to the Effective Time, each share of Personals Plus Common Stock either held in Personals Plus's treasury or owned by any direct or indirect wholly owned subsidiary of Personals Plus immediately prior to the Effective Time, shall be canceled and extinguished without any conversion thereof or payment therefor.

     2.8 Stock Options; Warrants. Prior to the Effective Time, the Stockholder, at the Stockholder's sole expense, shall take all actions necessary to cause all capital stock of Personals Plus other than the Personals Plus Common Stock held by the Stockholder and being exchanged for the Merger Consideration in accordance with Section 2.6, and all options, warrants and other contractual or other rights to purchase or otherwise acquire or convert into Personals Plus Common Stock, to be cancelled, extinguished and terminated.

     2.9 Capital Stock of Acquisition Subs. Each share of common stock of PPI Acquisition Sub, par value $0.01 per share ("PPI Acquisition Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted automatically into one fully paid and non-assessable share of common stock of the Personals Plus Surviving Corporation, par value $0.01 per share. From and after the Effective Time, each stock certificate of PPI Acquisition Sub that previously represented shares of PPI Acquisition Sub Common Stock shall evidence ownership of an equal number of shares of common stock of the Personals Plus Surviving Corporation.

     2.10 Adjustments to the Consideration. Without limiting any other provision of this Agreement: (a) If and in the event that on the Closing Date Personals Plus's aggregate cash in its checking and savings accounts does not exceed the aggregate amount of all Indebtedness and Liabilities shown on the Audited Personals Plus Balance Sheet on the Closing Date by at least Two Hundred Fifty Thousand Dollars ($250,000), then the Cash Consideration shall be adjusted downward, dollar-for-dollar, by the amount of such deficit; (b) The Cash Consideration shall be adjusted downward, dollar-for-dollar, by the amount of any cash or other assets taken out of Personals Plus by any of the Stockholder after November 30, 2004, other than (1) via salaries and other payments made in the ordinary course of the Business consistent with historical practices, or (2) as permitted by Section 6.4(a); and (c) the Stock Consideration shall be adjusted, at any time and from time to time prior to the Closing Date, to fully reflect the effect of any stock split, reverse split, stock dividend (including, without limitation, any dividend or distribution of securities convertible into CGI Common Stock), reorganization, recapitalization or other like change with respect to CGI Common Stock effective between the date of this Agreement and the Closing Date provided that the value of said Stock Consideration shall remain at Two Million Two Hundred Sixty Two Thousand Five Hundred Dollars ($2,262,500)
valued at the average closing price per share of CGI Common Stock on five trading days prior to the Closing Date.

     2.11 Taking of Necessary Action; Further Action. If, at any time and from time to time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest in the Personals Plus Surviving Corporation full right, title and possession of all properties, assets, rights, privileges, powers and franchises of Personals Plus and PPI Acquisition Sub, the officers and directors of Personals Plus and the Personals Plus Surviving Corporation shall be and are fully authorized and directed, in the name of and on behalf of their respective corporations, to take, or cause to be taken, all such lawful and necessary action as is not inconsistent with this Agreement. CGI shall cause PPI Acquisition Sub to perform all of its obligations relating to this Agreement and the transactions contemplated hereby.

                                     ARTICLE
                                       3
                             CONSIDERATION; CLOSING

     3.1 Consideration.

          (a) As consideration for the Merger, the Stockholder shall be entitled to receive the Merger Consideration as set forth in Section 2.6 and Exhibit
     2.6 attached hereto.

          (b) All certificates representing CGI Common Stock issued pursuant to this Agreement shall bear a legend stating that such CGI Common Stock has not been registered under the Securities Act, and may not be transferred or sold without such registration or an exemption therefrom.

     3.2 Closing. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Barnett, Bolt, Kirkwood, Long & McBride, 601 Bayshore Boulevard, Suite 700, Tampa, Florida 33606, at 10:00 a.m. on February 21, 2005, or at such other place or time or on such other date as the Parties may agree upon in writing (the day on which the Closing takes place being the "Closing Date").

                                     ARTICLE
                                       4
                        REPRESENTATIONS AND WARRANTIES OF
                       THE STOCKHOLDER AND PERSONALS PLUS

     The Personals Plus Disclosure Schedule attached hereto (the "Disclosure Schedule") identifies by Section and Subsection any exception to a representation or warranty in this Article 4. In order to induce CGI and PPI Acquisition Sub to enter into this Agreement and to consummate the transactions contemplated hereby, the Stockholder and Personals Plus each hereby represent and warrant to each of CGI and PPI Acquisition Sub as follows:


     4.1 Organization and Qualification. Personals Plus is a corporation duly organized, validly existing and in good standing under the laws of Florida, and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each of the jurisdictions listed on Schedule 4.1, such jurisdictions being the only jurisdictions in which the failure to be so licensed or qualified could have a Material Adverse Effect on Personals Plus. All of the issued and outstanding shares of Personals Plus capital stock were issued in compliance in all material respects with all applicable federal and state securities laws and are owned solely by the Stockholder.

     4.2 Subsidiaries and Affiliates. Personals Plus does not have any Subsidiaries, and Personals Plus does not own, directly or indirectly, any equity or other ownership interests of any Person. Personals Plus has no Affiliates.

     4.3 Charter, By-Laws and Corporate Records. True, correct and complete copies of each of (a) the Articles of Incorporation of Personals Plus as amended and in effect on the date hereof, (b) the By-Laws of Personals Plus as amended and in effect on the date hereof, and (c) the minute books of Personals Plus, have been previously made available to CGI and PPI Acquisition Sub. Such minute books contain complete and accurate records of all meetings and other corporate actions of the board of directors, committees of the board of directors, incorporators and stockholders of Personals Plus from the date of its incorporation to the date hereof.

     4.4 Authorization; Enforceability. Personals Plus has the corporate power and authority to own, hold, lease and operate its properties and assets and to carry on its business as currently conducted. Personals Plus has the corporate power and authority to execute, deliver and perform this Agreement and the other Documents to which it is a party. The execution, delivery and performance of this Agreement and the other Documents to which it or he is a party and the consummation of the transactions contemplated herein and therein have been duly authorized and approved by Personals Plus and the Stockholder, and no other action on the part of Personals Plus or the Stockholder is necessary in order to give effect thereto. This Agreement and each of the other Documents to be executed and delivered by Personals Plus and the Stockholder have been duly executed  and  delivered  by,  and  constitute  the  legal,  valid  and  binding obligations of, Personals Plus and the Stockholder, respectively, are enforceable against Personals Plus and the Stockholder in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     4.5 No Violation or Conflict. None of (a) the execution and delivery by Personals Plus and the Stockholder of this Agreement and the other Documents to be executed and delivered by Personals Plus and the Stockholder, (b) the consummation by Personals Plus and the Stockholder of the transactions contemplated by this Agreement and the other Documents, or (c) the performance of this Agreement and the other Documents required by this Agreement to be executed and delivered by Personals Plus and the Stockholder at the Closing, will (1) conflict with or violate the Articles of Incorporation or By-Laws of Personals Plus, (2) conflict with or violate any Law, Order or Permit applicable to Personals Plus or any of the Stockholder, or by which Personals Plus's properties are bound or affected, or (3) result in any breach or violation of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair Personals Plus's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any of the properties or assets of Personals Plus pursuant to, any Contract, Permit or other instrument or obligation to which Personals Plus is a party or by which Personals Plus or its properties are bound or affected except, in the case of clause (2) or (3) above, for any such conflict, breach, violation, default or other occurrence that would not individually or in the aggregate, have a Material Adverse Effect on Personals Plus.

     4.6 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the other Documents by Personals Plus and the Stockholder do not and will not require any consent, approval, authorization, Permit or other order of, action by, filing with or notification to, any Governmental Authority.

     4.7 Capital Structure. The authorized capital stock of Personals Plus consists of Ten Thousand (10,000) shares of Personals Plus Common Stock. As of the date hereof Five Hundred (500) shares of Personals Plus Common Stock were issued and outstanding (the "Personals Plus Shares"), and no Personals Plus Shares were held in treasury. Except as described above, there will be no shares of voting or non-voting capital stock, equity interests or other securities of Personals Plus authorized, issued, reserved for issuance or otherwise outstanding at the Closing. All of the outstanding Personals Plus Shares are duly authorized, validly issued, fully paid and non-assessable, and not subject to, or issued in violation of, any kind of preemptive, subscription or any kind of similar rights. There are no bonds, debentures, notes or other Indebtedness of Personals Plus having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of Personals Plus may vote. There are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which Personals Plus is a party or bound obligating Personals Plus to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of Personals Plus or obligating Personals Plus to issue, grant, extend or enter into any agreement to issue, grant or extend any security, option, warrant, call, right, commitment, agreement, arrangement or undertaking which will survive the Closing. There are no outstanding contractual obligations of Personals Plus to repurchase, redeem or otherwise acquire any shares of capital stock (or options to acquire any such shares) or other security or equity interest of Personals Plus which will survive the Closing

     4.8 Financial Statements. Personals Plus has previously furnished or made available to CGI and PPI Acquisition Sub the unaudited balance sheet of Personals Plus as of November 30, 2004 (the "Unaudited Personals Plus Balance Sheet"), and the related statements of income and cash flow for the eleven months ended November 30, 2004, the unaudited balance sheets of Personals Plus as of December 31, 2002 and 2003, and the related statements of income and cash flow and notes thereto for the same fiscal years (collectively, the "Unaudited Personals Plus Financial Statements"). All such Unaudited Personals Plus Financial Statements fairly present the financial condition of Personals Plus as of the dates indicated therein, are complete and correct in all material respects and accurately reflect all transactions of the Business.

     4.9 Conduct in the Ordinary Course; Absence of Changes. Since November 30, 2004, except as permitted by Section 6.4(a) and Article 8, the Business has been conducted in the ordinary course of business, consistent with past practice, and there has been no change in the Business which has had, or could reasonably be anticipated to result in a Material Adverse Effect on Personals Plus.

4.10     Real Property.

     (a) Schedule 4.10(a) lists (1) the street address of each parcel of Owned Real Property, and (2) any and all leases of all or any portion of any of Owned Real Property ("Owned Real Property Leases"). Any parcel of Owned Real Property that is not subject to an Owned Real Property Lease is occupied by Personals Plus and is used solely for the conduct of the Business. Schedule 4.10(a) lists for each Owned Real Property Lease: (i) the street address of each parcel subject to an Owned Real Property Lease, (ii) the identity of the lessor, lessee and current occupant (if different from lessee/lessor) under each Owned Real Property Lease, (iii) the term, the security deposit, if any, and rental payment terms of the Owned Real Property Leases (and any subleases) pertaining to each such Owned Real Property Lease, (iv) any commissions due now or in the future on any Owned Real Property Lease or in connection with an option to extend or renew and (v) any amendments to the Owned Real Property Leases.

     (b) Schedule 4.10(b) lists (1) the street address of each parcel of Leased Real Property, (2) the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property, and (3) the term and rental payment terms of the leases (and any subleases) pertaining to each such parcel of Leased Real Property.

     (c) Personals Plus has made available to CGI and PPI Acquisition Sub true and correct copies of each deed for each parcel of Owned Real Property and, to the extent available, for each parcel of Leased Real Property, and all title insurance policies, title reports, surveys, certificates of occupancy, environmental reports and audits, appraisals, other title documents and other documents relating to or otherwise affecting the Owned Real Property, the Leased Real Property, or the operation of the Business thereon or any other uses thereof.

     (d) Personals Plus has delivered or made available to CGI and PPI Acquisition Sub correct and complete copies of all leases and subleases listed in Schedule 4.10(a) and Schedule 4.10(b) and any and all ancillary documents pertaining thereto (including, but not limited to, all amendments, consents for alterations and documents recording variations and evidence of commencement dates and expiration dates) (the "Leases"). With respect to each such Lease:

          (1) such Lease is legal, valid, binding, enforceable and in full force and effect, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought, and represents the entire agreement between the respective landlord and tenant with respect to such property;

          (2) such Lease, together with the consent and/or estoppel certificate contemplated by Section 6.2, will not cease to be legal, valid, binding, enforceable and in full force and effect, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought, on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement, nor will the consummation of the transactions contemplated by this Agreement constitute a breach or default under such Lease or otherwise give the landlord or lessee a right to terminate such Lease;

          (3) neither Personals Plus nor, to the Knowledge of Personals Plus, any other party to such Lease, is in breach or default in any material respect, and, to the Knowledge of Personals Plus, no event has occurred that, with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration under such Lease; and

          (4) the rental set forth in each Lease is the actual rental being paid, and there are no separate agreements or understandings with respect to the same.

     4.11 Personal Property.

     (a) Schedule 4.11 lists each item or distinct group of machinery, equipment, tools, supplies, furniture, fixtures, vehicles, rolling stock and other tangible personal property with a cost in excess of $5,000 used in the Business and owned or leased by Personals Plus (the "Tangible Personal Property").

     (b) Personals Plus has delivered or made available to CGI and PPI Acquisition Sub correct and complete copies of all leases for Tangible Personal Property and any and all material ancillary documents pertaining thereto. With respect to each of such leases:

          (1) such lease, together with all ancillary documents delivered pursuant to the first sentence of this Section 4.11(b), is legal, valid, binding, enforceable, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought, and in full force and effect and represents the entire agreement between the respective lessor and lessee with respect to such property;

          (2) neither Personals Plus nor, to the Knowledge of Personals Plus, any other party to such lease, is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time would constitute such a breach or default or permit termination, modification or acceleration under, such lease; and

          (3) such lease will not cease to be legal, valid, binding, enforceable, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought, and in full force and effect on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement, nor will the consummation of the transactions contemplated by this Agreement constitute a breach or default under such lease or otherwise give the lessor a right to terminate such lease.

     (c) All Tangible Personal Property is adequate and usable for the use and purposes for which it is currently used, is in good operating condition, and has been maintained and repaired in accordance with good business practice.

     4.12 Board Approval. The Board of Directors of Personals Plus has, at a meeting duly called and held at which all members were present or by a unanimous written consent: (a) approved and declared advisable this Agreement; (b) determined that the Merger and other transactions contemplated by this Agreement are advisable, fair to and in the best interest of Personals Plus and its stockholders; (c) resolved to recommend to the stockholders of Personals Plus
(1) the approval of the Merger and the other transactions contemplated hereby and (2) the approval and adoption of this Agreement; and (d) directed that this Agreement be submitted to the stockholders of Personals Plus for their approval and adoption.

     4.13 Insurance. Personals Plus has furnished or made available to CGI and PPI Acquisition Sub true and complete copies of all insurance policies and fidelity bonds covering the assets, business, equipment, properties and operations of Personals Plus relating to the Business, a list of which (by type, carrier, policy number, limits, premium and expiration date) is set forth in
Schedule 4.13. All such insurance policies are in full force and effect and will remain in full force and effect with respect to all events occurring prior to the Effective Time.

     4.14 Permits. Schedule 4.14 lists all Permits used in or otherwise required for the conduct of the Business. Each of the Permits is valid and in full force and effect.

     4.15 Taxes. (a) All Tax Returns and reports in respect of Taxes required to be filed with respect to Personals Plus or the Business have been timely filed;
(b) all Taxes required to be shown on such returns and reports or otherwise due have been timely paid; (c) all such returns and reports are true, correct and complete in all material respects; (d) no adjustment relating to such returns has been proposed formally or informally by any Governmental Authority and, to the Knowledge of Personals Plus, no basis exists for any such adjustment; (e) there are no pending or, to the Knowledge of Personals Plus, threatened actions or proceedings for the assessment or collection of Taxes against Personals Plus or (insofar as either relates to the activities or income of Personals Plus or the Business or could result in Liability of Personals Plus on the basis of joint and/or several liability) any corporation that was includible in the filing of a return with Personals Plus on a consolidated or combined basis; (f) no consent under Section 341(f) of the Code has been filed with respect to Personals Plus; (g) there are no Tax Liens on any assets of Personals Plus or of the Business; and (h) Personals Plus has withheld and paid all Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, and all Forms W-2 and 1099 required with respect thereto have been properly completed and timely filed.

     4.16 Labor Matters.

     (a) The name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits paid or payable (in cash or otherwise) in 2003 and 2004, the date of employment and a description of position and job function of each current salaried employee, officer, director, consultant or agent of Personals Plus is accurately stated in that certain letter re: employees dated the date of this Agreement from Paul to S. Patrick Martin, President and Chief Executive Officer of Websourced (the "Employee Salaries Letter").

     (b) No employment, consulting, severance pay, continuation pay, termination or indemnification agreements or other similar agreements of any nature (whether in writing or not) exist between Personals Plus and any current or former stockholder, officer, director, employee or consultant.

     (c)

          (1) Personals Plus is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Personals Plus;

          (2) There are no controversies, strikes, slowdowns or work stoppages pending or, to the Knowledge of Personals Plus, threatened between Personals Plus and any of its employees;

          (3) There are no unfair labor practice complaints pending against Personals Plus before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving employees of Personals Plus;

          (4) Personals Plus is currently in compliance with all applicable Laws relating to the employment of labor, including those related to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by the appropriate Governmental Authority and have withheld and paid to the appropriate Governmental Authority or are holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of Personals Plus and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing;

          (5) Personals Plus has paid in full to all its employees or adequately accrued for in accordance with GAAP consistently applied all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees provided however that Personals Plus's employees have until the end of a calendar year to use accrued vacation;

          (6) There is no claim with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or threatened before any Governmental Authority with respect to any Persons currently or formerly employed by Personals Plus;

          (7) There is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or is now pending or threatened with respect to Personals Plus; and

          (8) There is no charge of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Authority in any jurisdiction in which Personals Plus has employed or currently employs any Person.

     4.17 Employee Benefit Plans. Schedule 4.17 lists all Personals Plus Employee Plans. Personals Plus has provided or made available to CGI and PPI Acquisition Sub correct and complete copies of (where applicable) (a) all plan documents, summary plan descriptions, summaries of material modifications, amendments, and resolutions related to such plans, (b) the most recent determination letters received from the IRS, (c) the three most recent Form 5500 Annual Reports and summary annual reports, (d) the most recent audited financial statement and actuarial valuation, and (e) all related agreements, insurance contracts and other agreements which implement each such Personals Plus Employee Plan. There are no restrictions on the ability of the sponsor of each Personals Plus Employee Plan to amend or terminate any Personals Plus Employee Plan and each Personals Plus Employee Plan may be transferred by Personals Plus or its respective ERISA Affiliate to the Personals Plus Surviving Corporation.

     4.18 Environmental Matters. (a) Personals Plus has all Environmental Permits which are required under Environmental Laws, (b) Personals Plus is in compliance with all terms and conditions of such Environmental Permits, (c) Personals Plus is in compliance with all Environmental Laws and any other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such Environmental Laws or contained in any regulation, code, plan, governmental Order, notice or demand letter issued, entered, promulgated or approved thereunder, (d) There has not been any event, condition, circumstance, activity, practice, incident, action or plan which will interfere with or prevent continued compliance with the terms of such Environmental Permits or which would give rise to any liability under any Environmental Law or give rise to any common law or statutory liability, based on or resulting from Personals Plus' or its agents' manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, or release into the environment, of any Hazardous
Substance, and (e) Personals Plus has taken all actions reasonably necessary under applicable requirements of Environmental Law to register any products or materials required to be registered by Personals Plus (or any of its agents) thereunder.

     4.19 Certain Interests.

     (a) No officer, director or stockholder of Personals Plus, and no relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director:

          (1) has any direct or indirect financial interest in any competitor, supplier or customer of Personals Plus, provided, however, that the ownership of securities representing no more than three percent (3%) of the outstanding voting power of any competitor, supplier or customer, and which are also listed on any national securities exchange or traded actively in the national over-the-counter market, shall not be deemed to be a "financial interest" so long as the Person owning such securities has no other connection or relationship with such competitor, supplier or customer;

          (2) owns, directly or indirectly, in whole or in part, or has any other interest in any tangible or intangible property which Personals Plus uses or has used in the conduct of the Business or otherwise; or

          (3) has outstanding any Indebtedness to Personals Plus.

     (b) Personals Plus has no Indebtedness, Liabilities, nor any other obligation of any nature whatsoever to, any officer, director or stockholder of Personals Plus or to any relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer, director or stockholder.

     4.20 Litigation. Except as set forth in Schedule 4.20, there are no Actions pending, or to Personals Plus's Knowledge, threatened, against, relating to or affecting Personals Plus or the Business before any Court, Governmental Agency or any arbitrator or mediator. Neither Personals Plus nor any of the Stockholder is subject to any Order, including but not limited to any Order which prohibits or restricts the consummation of the transactions contemplated hereby or restricts in any way the ownership or operations of Personals Plus or the Business.

     4.21 Intellectual Property and Web Sites. Except for software, content, or other similar services/property purchased on a non-exclusive basis through contracts with vendors all of which contracts are in full force and effect and none of which contracts are currently subject to any contractual disputes nor have been threatened with cancellation or non-renewal by such vendors, Personals Plus has the exclusive rights, titles and interests in and to any and all Intellectual Property and all of the Web Sites used by, being developed by, or otherwise associated with the present or anticipated future operations of the Business.

     4.22 Inventories. Personals Plus's Inventories reflected in the Unaudited Personals Plus Financial Statements, if any, are in proper working order and of merchantable quality, which can be sold in the ordinary course of the Business in a fashion consistent with the historical sales results, efficiencies, terms, conditions, pricing, and inventory turnover patterns of the Business.

     4.23 Receivables. Personals Plus's Receivables reflected in the compiled Personals Plus Financial Statements consist solely of bona fide accounts receivable generated by the Business in the ordinary course, which can be collected in the ordinary course of the Business in a fashion consistent with the historical collection results, efficiencies, policies, procedures and patterns of the Business.

     4.24 Residency;  Investment Sophistication;  Backgrounds.  The Stockholder:
(a) is a  resident  of  Florida;  (b)  is a  fully  "accredited",  sophisticated investor capable of evaluating the potential risks of an investment in CGI Common Stock; (c) has received, read and understands the public filings of CGI with the United States Securities and Exchange Commission ("SEC"), including but not limited to CGI's Form 10-QSB for the quarter ended September 30, 2004, and the "Risk Factors" described in Item II of such Form 10-QSB; (d) has been afforded a full opportunity to conduct such additional "due diligence" investigation of CGI, WebSourced, Webcapades and PPI Acquisition Sub, including their respective businesses, management, balance sheets, financial results, prospects and Risk Factors as such Stockholder has deemed appropriate; (e) has retained and has been advised by his own competent lawyers and accountants in regard to the preparation, negotiation and execution of this Agreement and the transactions contemplated herein; (f) has never been charged, indicted or convicted of any criminal offense, excepting only minor traffic violations; and
(g) is acquiring the shares of CGI Common Stock issued as part of the Merger Consideration, in good faith solely for his own account with the present intention of holding such shares for purposes of investment, and such Stockholder is not acquiring such shares with a view to or for subdivision, distribution, fractionalization or distribution thereof, in whole or in part, or as an underwriter or conduit to other beneficial owners or subsequent purchasers.

     4.25 Brokers. Neither Personals Plus nor any of the Stockholder have employed any financial advisor, broker or finder, and neither Personals Plus nor any of the Stockholder have incurred nor will incur any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement.

     4.26 Cash on Hand. On the Closing Date Personals Plus's aggregate cash in its checking and money market accounts will exceed the aggregate amount of all Indebtedness and Liabilities shown on the Unaudited Personals Plus Balance Sheet as of the Closing Date by at least Two Hundred Fifty Thousand Dollars ($250,000).

     4.27 Indebtedness and Liabilities. On the Closing Date Personals Plus will be free and clear of all Indebtedness and Liabilities, including but not limited to liens, obligations, claims and encumbrances, actual or contingent, known or unforeseen, including but not limited to bank loans, stockholder loans, payroll claims, bonus and commission claims, unpaid payroll taxes, other unpaid taxes, pension obligations, employment discrimination claims, sexual harassment claims, breach of contract claims, credit card chargebacks in excess of $1,000, lawsuits, stock options, stock warrants, phantom stock plans, stock appreciation rights or plans, deferred compensation agreements, purchase agreements that cannot be cancelled by Personals Plus at any time, consulting agreements, employment agreements other than the Employment Agreements referred to in
Section 7.1(b), severance agreements or "change of control" agreements of any nature, and any other liabilities of any nature whatsoever (collectively, "Claims of Any Nature") excepting only those liabilities shown on the Unaudited Personals Plus Balance Sheet subject only to minor adjustments in liability line items incurred in the ordinary course of Personals Plus' business between June 30, 2004 and the Closing Date ("Approved Liabilities").

     4.28 Material Information. All material information concerning Personals Plus has been provided by the Stockholder to CGI and PPI Acquisition Sub.

                                     ARTICLE
                                       5
                        REPRESENTATIONS AND WARRANTIES OF
                           CGI AND PPI ACQUISITION SUB

     In order to induce the Stockholder and Personals Plus to enter into this Agreement and to consummate the transactions contemplated hereby, CGI and PPI Acquisition Sub represent and warrant to the Stockholder and Personals Plus as follows:

     5.1 Organization and Qualification. Each of CGI, WebSourced, Webcapades and PPI Acquisition Sub is a corporation duly organized, validly existing and in good standing under the laws of its respective state of incorporation. Each of CGI, WebSourced, Webcapades and PPI Acquisition Sub is duly qualified or licensed as a foreign corporation to conduct business, and is in good standing, under the laws of each jurisdiction where the character of the properties owned, leased or operated by it, or the nature of its activities, makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had and would not have a Material Adverse Effect on CGI, WebSourced, Webcapades or PPI Acquisition Sub. Each of CGI, WebSourced, Webcapades and PPI Acquisition Sub has made available to the Stockholder and Personals Plus true, complete and correct copies of its Articles of Incorporation and Bylaws, each as amended to date. None of CGI, WebSourced, Webcapades or PPI Acquisition Sub is in default under or in violation of any provision of its Articles of Incorporation or Bylaws. All of the issued and outstanding shares of capital stock of, or other equity interests in, PPI Acquisition Sub are: (a) duly authorized, validly issued, fully paid, non-assessable; (b) owned, directly or indirectly, by CGI free and clear of all Liens; and (c) free of any restriction, including, without limitation, any restriction which prevents the payment of dividends to CGI, or otherwise restricts the right to vote, sell or otherwise dispose of such capital stock or other ownership interest other than restrictions under the Securities Act and state securities laws.

     5.2 Capital Structure. The authorized capital stock of CGI consists of (a) 100,000,000 shares of CGI Common Stock and (b) 5,000,000 shares of "blank check" Preferred Stock, 500,000 shares of which have been designated "Series One Preferred Stock". ("CGI Preferred Stock"). As of the date of this Agreement: (1) 32,484,023 shares of CGI Common Stock were issued and outstanding; (2) no shares of CGI Preferred Stock were issued or outstanding; (3) 1,500,000 shares of CGI Common Stock were held in the treasury of CGI; and (4) 10,474,569 shares of CGI Common Stock were duly reserved for future issuance pursuant to CGI's outstanding warrants and options. Except as described above, there were no shares of voting or non-voting capital stock, equity interests or other securities of CGI authorized, issued, reserved for issuance or otherwise outstanding. All outstanding shares of CGI Common Stock are, and all shares of CGI Common Stock to be issued in connection with the consummation of the transactions contemplated by this Agreement will be, when issued in accordance with the terms hereof, duly authorized, validly issued, fully paid and non-assessable, and not subject to, or issued in violation of, any kind of preemptive, subscription or any kind of similar rights. There are no bonds, debentures, notes or other indebtedness of CGI having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of CGI may vote. Except as described above, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind (contingent or otherwise) to which CGI is a party or bound obligating CGI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other voting securities of CGI or obligating CGI to issue, grant, extend or enter into any agreement to issue, grant or extend any security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. None of CGI, WebSourced, Webcapades or PPI Acquisition Sub is subject to any obligation or requirement to provide funds for, or to make any investment (in the form of a loan or capital contribution) to or in any Person. All of the issued and outstanding shares of CGI Common Stock were issued in compliance in all material respects with all applicable federal and state securities laws. The authorized capital stock of PPI Acquisition Sub consists of 10,000 shares of common stock, $0.01 par value per share, 100 of which are duly authorized, validly issued and fully paid and non-assessable, and all of which are, and at the Closing Date will be, owned by CGI free and clear of any Liens.

     5.3 Authorization; Enforceability. Each of CGI and PPI Acquisition Sub has the corporate power and authority to execute, deliver and perform this Agreement and the other Documents to which it is a party. The execution, delivery and performance of this Agreement and the other Documents to which it is a party and the consummation of the transactions contemplated herein and therein have been duly authorized and approved by each of CGI and PPI Acquisition Sub, and no other action on the part of any of them is necessary in order to give effect thereto. This Agreement and each of the other Documents to be executed and delivered by each of CGI and PPI Acquisition Sub have been duly executed and delivered by, and constitute the legal, valid and binding obligations of, each of them, enforceable against each of them, in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

     5.4 No Violation or Conflict. None of (a) the execution and delivery by CGI and PPI Acquisition Sub of this Agreement and the other Documents to be executed and delivered by each of CGI and PPI Acquisition Sub, (b) consummation by each of CGI and PPI Acquisition Sub of the transactions contemplated by this Agreement and the other Documents, or (c) the performance of this Agreement and the other Documents required by this Agreement to be executed and delivered by each of CGI and PPI Acquisition Sub at the Closing, will (1) conflict with or violate the Articles of Incorporation or By-Laws of any of them, (2) conflict with or violate any Law, Order or Permit applicable to any of them, or (3) conflict with or violate any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease or other instrument or obligation to which any of them is a party or by which any of their respective properties may be bound or affected.

     5.5 Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the other Documents by each of CGI and PPI Acquisition Sub do not and will not require any consent, approval, authorization, Permit or other order of, action by, filing with or notification to, any Governmental Authority.

     5.6 Litigation. There is no suit, action, arbitration, claim, governmental or other proceeding before any Governmental Authority pending or, to the Knowledge of CGI, threatened, against CGI, WebSourced, Webcapades or its subsidiaries, or any of the Acquiring Corporations which management of CGI believes could individually or in the aggregate have a material adverse impact upon CGI, WebSourced, Webcapades or PPI Acquisition Sub.

     5.7 Interim Operations. PPI Acquisition Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, and have engaged in no other business activities and have conducted their operations only as contemplated in this Agreement.

     5.8 Brokers. Neither CGI nor PPI Acquisition Sub has employed any financial advisor, broker or finder, and neither CGI nor PPI Acquisition Sub has incurred and will not incur any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement.

     5.9 Financing. The financing for the Cash Consideration has been obtained and is satisfactory to CGI.

     5.10  Material  Information.   All  material  information  concerning  CGI,
WebSourced, Webcapades and PPI Acquisition Sub has been provided to the Stockholder.

     5.11 Stock Consideration. If for any reason a registration statement filed with the SEC covering the Stock Consideration does not become effective within one year after the Closing Date, then following such one year anniversary of the Closing Date the Stock Consideration may be sold or transferred in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended.

                                     ARTICLE
                                       6
                                    COVENANTS

     6.1 Performance. Subject to the terms and conditions provided in this Agreement, each of the Parties shall use its respective reasonable best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be performed and fulfilled those of the conditions precedent to its obligations to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary approvals, to the end that the transactions contemplated hereby will be fully and timely consummated.

     6.2 Regulatory and Other Authorizations; Notices and Consents.

     (a) Each of the Parties will use its best efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may be or become necessary for its execution and delivery of, and the performance of its obligations pursuant to, this Agreement and the other Documents and will cooperate fully with each of the Parties in promptly seeking to obtain all such authorizations, consents, orders and approvals.

     (b) Each of the Parties shall give promptly such notices to third parties and use its best efforts to obtain such third party consents and estoppel certificates as the Parties may deem necessary or desirable in connection with the consummation of the transactions contemplated by this Agreement and the other Documents. The Parties shall cooperate with each other and use all reasonable efforts to assist in giving such notices and obtaining such consents and estoppel certificates.

     6.3 Notification. From the date this Agreement is signed by the Parties until the Closing, each Party to this Agreement shall promptly notify the other Parties in writing of the occurrence, or pending or threatened occurrence, of
(a) any event that would constitute a breach or violation of this Agreement by any Party or that could reasonably be anticipated to cause any representation or warranty made by the notifying Party in this Agreement to be false or misleading in any respect (including without limitation, any event or circumstance which would have been required to be disclosed on the applicable disclosure Schedule if such event or circumstance occurred or existed on or prior to the date of this Agreement), and (b) all other material developments affecting the assets, Liabilities, business, financial condition, operations, results of operations, customer or supplier relations, employee relations, projections or prospects of such Party. Any such notification shall not limit or alter any of the representations, warranties or covenants of the parties set forth in this Agreement nor any rights or remedies a Party may have with respect to a breach of any representation, warranty or covenant.

     6.4 Conduct of Business Pending Closing.

     (a) At all times prior to the Closing Date, Personals Plus covenants and agrees that it shall conduct the Business only in the ordinary course of its Business consistent with past practices, and Personals Plus shall use its commercially reasonable efforts consistent with past practices to preserve intact the Business and to keep available satisfactory relationships with suppliers, customers and others having business relationships with it, excepting only that the Stockholder shall be permitted to cause Personals Plus to transfer to the Stockholder any cash in excess of that required for Personals Plus to comply with Section 4.26. Except as set forth in the preceding sentence, from the date of this Agreement until the Closing Date there shall not be any material increases or decreases in compensation, capital expenditures, asset sales or affiliate transactions involving Personals Plus and/or the Stockholder, nor shall there be any unusual cash withdrawals, unusual payments, unusual contracts or contract provisions, or other unusual transactions or business practices involving Personals Plus and/or the Stockholder.

     (b) At all times prior to the Closing Date, except as otherwise set forth in this Agreement, PPI Acquisition Sub covenants and agrees that it will not, directly or indirectly, conduct any business or incur any Liabilities (contingent or otherwise).

     (c) Personals Plus and the Stockholder agree that during the period from the date of signing of this Agreement until the Closing Date, Personals Plus and the Stockholder shall refrain from entering into, participating in, or responding to, any other negotiations, discussions, contracts, letters of intent, or other arrangements of any nature with any third parties (other than CGI) regarding a disposition of Personals Plus's Business or assets, the sale of the stock of Personals Plus, or any other actions which might have the effect of impeding, delaying or making more costly the Merger; provided, however, that this Agreement shall no longer be legally binding upon Personals Plus and the Stockholder if the Closing has not occurred by February 21, 2005.


                                     ARTICLE
                                       7
                               EMPLOYMENT MATTERS

     7.1 Employment Status. On the Closing Date, there will be no changes in the employment status, or in the terms and conditions of employment, of the employees of Personals Plus Surviving Corporation prior to the Merger, except as follows:

     (a) the aggregate annual base salary of each current employee of Personals Plus shall be adjusted as set forth in the Employee Salaries Letter; and

     (b) on or before the Closing Date, Paul, Ann Levengood and Dan Jordon, shall enter into Employment Agreements in the form of Exhibit 7.1(b)(1), Exhibit 7.1(b)(2) and Exhibit 7.1(b)(3), respectively.

     7.2 Management of Surviving Corporation. Paul and CGI mutually acknowledge and agree that they intend for Paul, as the President and Chief Executive Officer of the Personals Plus Surviving Corporation, to manage and control the day-to-day operations of the Personals Plus Surviving Corporation pursuant to the Articles of Incorporation and Bylaws of the Personals Plus Surviving Corporation, but subject to the overall control of the Board of Directors of the Personals Plus Surviving Corporation. Without limiting the generality of the foregoing:

     (a) Paul and CGI mutually acknowledge and agree that they intend for Paul, as the President and Chief Executive Officer of the Personals Plus Surviving Corporation, to have control over day-to-day business operations of the Personals Plus Surviving Corporation, including primary authority regarding the hiring and firing of personnel, marketing strategy, pricing and other product and service strategies; but

     (b) Paul and CGI also mutually acknowledge and agree: that they intend for the Board of Directors of the Personals Plus Surviving Corporation to establish and communicate to Paul, as the President and Chief Executive Officer of the Personals Plus Surviving Corporation, from time to time, management controls representing policies established by the Board of Directors; and that, without limiting the generality of the foregoing, neither the Personals Plus Surviving Corporation, nor any of its subsidiaries, may take or agree to take, and Paul shall not cause, assist nor participate in any fashion in the Personals Plus Surviving Corporation, or any its subsidiaries taking or agreeing to take, any of the following actions, without the prior express approving vote of the Board of Director of the Personals Plus Surviving Corporation:

     (1) amend the Articles of Incorporation or By-laws of the Personals Plus Surviving Corporation;

     (2) wind-up, liquidate, dissolve or reorganize the Personals Plus Surviving Corporation, or adopt a plan or proposal contemplating any of the foregoing;

     (3) approve the annual budget of the Personals Plus Surviving Corporation for any fiscal year, or approve any course of action which is likely to cause the Personals Plus Surviving Corporation to materially deviate from its budget;

     (4) elect or remove corporate officers of the Personals Plus Surviving Corporation;

     (5) change the base or bonus compensation structure of any of the senior management level employees of the Personals Plus Surviving Corporation;

     (6) enter into, modify or terminate any employment agreements, severance agreements, profit sharing plans, pension plans, or similar agreements with any employee of or consultant to the Personals Plus Surviving Corporation;

     (7) issue securities of the Personals Plus Surviving Corporation, including debt or equity securities, options, rights or warrants, or any other securities which are convertible into or exchangeable for shares of common or preferred stock of the Personals Plus Surviving Corporation;

     (8) register any securities of the Personals Plus Surviving Corporation;

     (9) merge, consolidate or combine the Personals Plus Surviving Corporation with any other corporation, partnership or other entity;

     (10) sell assets of the Personals Plus Surviving Corporation, other than in the ordinary course of business;

     (11) purchase, sell, lease, acquire or dispose of stock or assets valued at $25,000 or more, including acquiring another company, division or line of business (other than matters provided for in the Personals Plus Surviving Corporation's annual budget approved in accordance with this Section);

     (12) declare or pay any dividends or any other distribution in respect of any securities of the Personals Plus Surviving Corporation, or redeem, acquire or retire any securities;

     (13) make or commit to make during any fiscal year capital expenditures or capital leases (other than capital expenditures and capital leases provided for in the Personals Plus Surviving Corporation's annual budget approved in accordance with this Section) which, in the aggregate, exceed $25,000;

     (14) enter into any contract, commitment or arrangement of any nature with any corporation, partnership or other entity directly or indirectly owned or controlled by, or an Affiliate of, any employee of the Personals Plus Surviving Corporation, or by any relative of any employee of the Personals Plus Surviving Corporation;

     (15) create any committee of the Board of Directors, or change a committee of the Board of Directors, of the Personals Plus Surviving Corporation;

     (16) borrow, issue bonds or notes, or otherwise incur debt or guarantee any debt (other than accounts payable incurred in the ordinary course of business, and any borrowing, issuance of bonds or notes, or other debt or guarantees of any debt provided for in the Personals Plus Surviving Corporation's annual budget approved in accordance with this Section);

     (17) mortgage, pledge, grant a security interest, or otherwise encumber the assets of the Personals Plus Surviving Corporation (other than any mortgage, pledge, grant of security interest, or other encumbrance provided for in the Personals Plus Surviving Corporation's annual budget approved in accordance with this Section);

     (18) initiate or settle any lawsuit or arbitration proceeding involving the Personals Plus Surviving Corporation, other than actions to collect debts owed to the Personals Plus Surviving Corporation;

     (19) retain independent certified public accountants to audit the books and financial records of the Personals Plus Surviving Corporation;

     (20) issue any press release of any type without the prior written approval of the Chief Executive Officer of CGI; or

     (21) take any  action  referred  to in  clauses  (1)  through  (20)  above,
inclusive,   relating  to  any   subsidiary  of  the  Personals  Plus  Surviving
Corporation; and

     (c) Paul will report directly to Scott P. Mitchell, the President and Chief Executive Officer of Webcapades, or his successor.

                                     ARTICLE
                                        8
                             PRE-CLOSING ASSIGNMENTS

     8.1 Sale and Assignment of Intellectual Property. The Stockholder hereby sells, conveys, gives, grants, assigns and transfers to Personals Plus any and all rights, titles and interests of any nature whatsoever which he may have in or to the ownership or use of any and all Intellectual Property and Web Sites used in or associated with Personals Plus or the Business.

     8.2 Sale and Assignment of All Internet Interests. The Stockholder hereby sells, conveys, gives, grants, assigns and transfers to Personals Plus any and all rights, titles and interests of any nature whatsoever, legal or beneficial, active or passive, which he may have in or to any other Person, business or Web Site involving the sale or provision of information, goods or services over the internet, it being expressly acknowledged and agreed by the Stockholder that it is the intent of the Parties and of this Agreement that following the Merger the Stockholder's only Business Interests of any nature whatsoever involving the internet will be his interest in CGI, WebSourced, Webcapades and the Personals Plus Surviving Corporation.

     8.3 Further Assurances. The Stockholder hereby agrees that, at the Closing and from time to time following the Closing, the Stockholder shall execute and deliver (and shall cause any Affiliate of the Stockholder to execute and deliver) such documents and instruments as may be requested by the Personals Plus Surviving Corporation to transfer to the Personals Plus Surviving Corporation, or to confirm the Personals Plus Surviving Corporation's ownership of, any assets used or held for use by Personals Plus in connection with its conduct of the Business prior to the Closing.

                                     ARTICLE
                                       9
                                     EARNOUT

     9.1 Contingent Earnout. Following the Closing Date, the Merger Consideration may be increased as follows: The Stockholder is entitled to earn a payment in cash (the "Earnout") contingent upon the aggregate pre-tax earnings of the Personals Plus Surviving Corporation during the
     Earnout Period as certified by CGI's independent certified public accountants (the "Certified Aggregate Earnout Period Pre-Tax Earnings of the Personals Plus Surviving Corporation"), per the following schedule:

Certified Aggregate Earnout Period
Pre-Tax Earnings of the
Personals Plus Surviving Corporation                    Aggregate Earnout
Less than $2,500,000                                $           0
Between $2,500,000 and $3,499,999                   $     100,000
Between $3,500,000 and $4,499,999                   $     150,000
Between $4,500,000 and $5,499,999                   $     200,000
Between $5,500,000 and $6,499,999                   $     250,000
Between $6,500,000 and $7,499,999                   $     300,000
Between $7,500,000 and $8,499,999                   $     350,000
Between $8,500,000 and $9,499,999                   $     400,000
$9,499,999 or more                                  $     450,000

     The Earnout shall be paid within ten (10) days following the receipt by CGI from CGI's independent certified public accountants of the Certified Aggregate Earnout Period Pre-Tax Earnings of the Personals Plus Surviving Corporation. CGI will use its best efforts to ensure that CGI's independent public accountants deliver the Certified Aggregate Earnout Period Pre-Tax Earnings of the Personals Plus Surviving Corporation no later than 60 days after the end of the Earnout Period. For purposes of calculating the Aggregate Earnout Period Pre-Tax Earnings of the Personals Plus Surviving Corporation, all compensation paid to Paul, Anne Levengood and Dan Jordon by any Affiliate of CGI shall be treated as a compensation expense of the Personals Plus Surviving Corporation.

                                     ARTICLE
                                       10
                             REGISTRATION OF SHARES

     The Stock Consideration will be unregistered, restricted stock and shall constitute restricted securities as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended. For purposes of calculating the one-year hold period in regard to said Rule 144, such period shall commence at the Effective Time. The Stock Consideration will be unregistered, restricted stock. CGI will grant the Stockholder certain registration rights with respect to the Stock Consideration pursuant to a Registration Rights Agreement in the form attached hereto as Exhibit 10.1 (the "Registration Rights Agreement"), which will provide that, subject to the compliance of the Stockholder with the terms and conditions of the Registration Rights Agreement, CGI will file a registration statement (the "Registration Statement") with the SEC covering the Stock Consideration and other shares of CGI Common Stock, no later than one hundred twenty (120) days following the Closing Date and that CGI will use good faith efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable thereafter, provided, however, that if on the Closing Date CGI has another registration statement pending with the SEC (the "Pending Registration Statement"), then CGI shall not be obligated to file the Registration Statement until sixty (60) days following the date that the Pending Registration Statement, as the Pending Registration Statement may be amended, is declared effective.

                                     ARTICLE
                                       11
                         CONDITIONS PRECEDENT TO CLOSING

     11.1 Conditions Precedent to the Obligations of the Parties. The obligation of each of the Parties to consummate the transactions described in this Agreement shall be subject to the fulfillment on or before the Closing of the following conditions precedent, each of which may be waived by a Party in its sole discretion:

     (a)  Representations,  Warranties  and  Covenants  of the  Stockholder  and
Personals Plus. The representations and warranties of the Stockholder and Personals Plus contained in this Agreement shall have been true and correct when made and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing Date, other than such representations and warranties that are expressly made as of another date, and the covenants and agreements contained in this Agreement to be complied with by the Stockholder and Personals Plus on or before the Closing shall have been complied with, and CGI and PPI Acquisition Sub shall have received a certificate from the Stockholder and Personals Plus to such effect signed by the Stockholder and by a duly authorized officer of Personals Plus.

     (b) Representations, Warranties and Covenants of CGI and PPI Acquisition Sub. The representations and warranties of each of CGI and PPI Acquisition Sub contained in this Agreement shall have been true and correct when made and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing Date, other than such representations and warranties that are expressly made as of another date, and the covenants and agreements contained in this Agreement to be complied with by CGI and PPI Acquisition Sub on or before the Closing shall have been complied with, and Personals Plus shall have received a certificate to such effect signed by a duly authorized officer of CGI and PPI Acquisition Sub.

     (c) No Adverse Change of Personals Plus. No events or conditions shall have occurred which individually or in the aggregate, have had, or may reasonably be anticipated to give rise to any Material Adverse Effect on Personals Plus.

     (d) No Adverse Change of CGI, WebSourced, Webcapades or PPI Acquisition Sub. No events or conditions shall have occurred which individually or in the aggregate, have had, or may reasonably be anticipated to give rise to any Material Adverse Effect on CGI, WebSourced, Webcapdes or PPI Acquisition Sub.

     (e)  Governmental  Approvals.  Any  and  all  approvals  from  Governmental
Authorities required for the lawful consummation of the transactions contemplated by this Agreement and the other Documents shall have been obtained. The Articles of Merger and Plan of Merger shall have been filed with the Department of State of the State of Florida.

     (f) Consents. Any and all needed consents and approvals from third parties for the consummation of the transactions contemplated by this Agreement and the other Documents shall have been obtained.

     (g) No Actions, Suits or Proceedings. No Order of any Court or Governmental Authority shall have been issued restraining, prohibiting, restricting or delaying, the consummation of the transactions contemplated by this Agreement and the other Documents. No Litigation shall be pending or, to the Knowledge of the Parties to this Agreement, threatened, before any Court or Governmental Authority to restrain, prohibit, restrict or delay, or to obtain damages or a discovery order in respect of this Agreement or the consummation of the transactions contemplated hereby. No insolvency proceeding of any character including without limitation, bankruptcy, receivership, reorganization, dissolution or arrangement with creditors, voluntary or involuntary, affecting Personals Plus shall be pending, and Personals Plus shall not have taken any action in contemplation of, or which would constitute the basis for, the institution of any such proceedings.

     (h) Personals Plus Shares. The Stockholder shall have delivered Personals Plus Certificates evidencing all of the Personals Plus Shares to CGI.

     (i) Merger Consideration. CGI shall have delivered the Merger Consideration in accordance with Exhibit 2.6.

     (j) Closing Documents. Each Party shall have delivered to the other Parties, as applicable, the resolutions, certificates, documents and instruments set forth below:

     (1) a copy of the resolutions duly, validly and unanimously adopted by the Boards of Directors and stockholders of Personals Plus, CGI and PPI Acquisition Sub, certified by the corporate secretary of the applicable entity, authorizing and approving the execution and delivery and performance of this Agreement and the other Documents and the transactions contemplated hereby and thereby;

     (2) the corporate minute books and stock record books of Personals Plus shall have been delivered to PPI Acquisition Sub, as applicable; and

     (3) such other Documents and instruments as a Party or its counsel may reasonably request.

     (k) Cash in Excess of Liabilities. Personals Plus shall demonstrate to CGI and PPI Acquisition Sub that on the Closing Date Personals Plus's aggregate cash in its checking and savings accounts exceeds by at least Two Hundred Fifty Thousand Dollars ($250,000) the aggregate amount of Personals Plus's Indebtedness and Liabilities on the Closing Date (or, at Personals Plus's election, the Cash Consideration may be adjusted downward in accordance with
Section 2.10).

     (l) Audited Financial Statements. Blackman Kallick Bartelstein LLP ("BKB") shall have delivered to CGI audited financial statements of Personals Plus for 2002, 2003 and the first three quarters of 2004, prepared in accordance with GAAP, and accompanied by a signed, unqualified opinion of BKB (the "Audited Selling Corporations Financial Statements"), and an audited balance sheet of Personals Plus as of November 30, 2004 (the "Audited Selling Corporations Balance Sheet"), and such Audited Selling Corporations Financial Statements and Audited Selling Corporations Balance Sheet shall be consistent, in CGI's sole discretion, with the Unaudited Selling Corporations Financial Statements and Unaudited Selling Corporations Balance Sheets which have previously been provided to CGI.

     (m) Due Diligence. CGI shall have completed its due diligence investigation of Personals Plus (including without limitation an examination of corporate books and records, financials, historical operations, management, business practices, computer systems, prospects, legal, tax, ERISA and other matters), and the results of such investigation shall be satisfactory to CGI in its sole discretion.

                                     ARTICLE
                                       12
                                 INDEMNIFICATION

     12.1 Survival of Representations, Warranties and Covenants. The representations and warranties contained in this Agreement shall survive as follows until the expiration of the applicable statute of limitations. All covenants and agreements contained in this Agreement (and in the corresponding covenants and agreements set forth in any of the Documents) shall survive the Closing and continue in full force until fully performed in accordance with their terms.

12.2     Indemnification.

     (a) The Stockholder agrees to indemnify and hold harmless CGI and PPI Acquisition Sub, and each of their respective successors and assigns, together with all of their officers and directors, from and against any and all losses, damages, liabilities, obligations, costs or expenses (any one such item being herein called a "Loss" and all such items being herein collectively called "Losses") which are caused by or arise out of (1) any breach or default in the performance by the Stockholder or Personals Plus of any covenant or agreement of the Stockholder or Personals Plus contained in this Agreement; (2) any material breach of warranty or inaccurate or erroneous representation made by the Stockholder or Personals Plus herein, in this Agreement or in any Schedule (including the Disclosure Schedule) delivered to CGI or PPI Acquisition Sub pursuant hereto or in any certificate or other instrument delivered by or on behalf of the Stockholder or Personals Plus pursuant hereto; and (3) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees) arising out of the foregoing, if and to the extent that such aggregate Losses exceed an aggregate of Fifty Thousand Dollars ($50,000). Without limiting the generality of the immediately preceding sentence, the Stockholder shall fully indemnify and hold harmless CGI and PPI Acquisition Sub from and against all Claims of Any Nature regarding Personals Plus created or incurred prior to the Closing other than the Approved Liabilities ("Unapproved Liabilities") until the applicable statutes of limitations expire in regard to such liabilities if such aggregate Unapproved Liabilities exceed Fifty Thousand Dollars ($50,000). If Personals Plus has aggregate Losses and/or Unapproved Liabilities which exceed $50,000, then CGI shall be permitted to apply and offset, dollar-for-dollar, the amount of such aggregate Losses and/or Unapproved Liabilities against the Earnout, on a pro rata basis.

     (b) CGI and PPI Acquisition Sub, and agree to, jointly and severally, indemnify and hold harmless the Stockholder and his successors and assigns, from and against any and all Losses which are caused by or arise out of (1) any material breach or default in the performance by CGI or PPI Acquisition Sub of any covenant or agreement of CGI, WebSourced, Webcapdes or PPI Acquisition Sub contained in this Agreement; (2) any material breach of warranty or inaccurate or erroneous representation made by CGI or PPI Acquisition Sub herein, in this Agreement or in any Schedule delivered to the Stockholder or Personals Plus pursuant hereto or in any certificate or other instrument delivered by or on behalf of CGI or PPI Acquisition Sub pursuant hereto; and (3) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal fees) arising out of the foregoing, if and to the extent that such aggregate Losses exceed an aggregate of Fifty Thousand Dollars ($50,000).

     (c) Any indemnified party seeking indemnification hereunder shall give to the party obligated to provide indemnification to such indemnified party a notice describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such notice the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed pursuant hereto or in connection herewith upon which such claim is based. After the giving of any notice pursuant hereto, the amount of indemnification to which an indemnified party shall be entitled under this
Article 12 shall be determined by the written agreement between the indemnified party and the indemnifying party or by a final judgment or decree of any Court of competent jurisdiction.

     12.3 Third Party Claim. If any third person asserts a claim against an indemnified party hereunder that, if successful, might result in a claim for indemnification against any indemnifying party hereunder, the indemnifying party shall be given prompt written notice thereof and shall have the right (a) to participate in the defense thereof and be represented, at this or its own expense, by advisory counsel selected by it, and (b) to approve any settlement if the indemnifying party is, or will be, required to pay any amounts in connection therewith. Notwithstanding the foregoing, if within ten (10) Business Days after delivery of the indemnified party's notice described above, the indemnifying party indicates in writing to the indemnified party that, as between such parties, such claims shall be fully indemnified for by the indemnifying party as provided herein, then the indemnifying party shall have the right to control the defense of such claim, provided that the indemnified party shall have the right (1) to participate in the defense thereof and be represented, at his or its own expenses, by advisory counsel selected by it, and
(2) to approve any settlement if the indemnified party's interests are, or would be, affected thereby, which approval shall not be unreasonably withheld, conditioned or delayed.

                                     ARTICLE
                                       13
                                    WARRANTS

     At the Closing, Paul shall be issued warrants to purchase CGI Common Stock in accordance with the following terms and conditions:

Number
of        Exercise     Vesting           Expiration
Shares    Price         Date               Date                   Conditions
20,000     (1)     1st anniversary      5th anniversary         (4), (5), (6)
                  of the Closing Date  of the Closing Date
20,000     (2)     2nd anniversary      6th anniversary         (4), (5), (6)
                  of the Closing Date  of the Closing Date
20,000     (3)     3rd anniversary      7th anniversary         (4), (5), (6)
                  of the Closing Date  of the Closing Date

     (1) Closing price per share of CGI Common Stock on the last trading day prior to the Closing Date.

     (2) Closing price per share of CGI Common Stock on the last trading day prior to the first anniversary of the Closing Date.

     (3) Closing price per share of CGI Common Stock on the last trading day prior to the second anniversary of the Closing Date.

     (4) Such  warrants  shall  be  evidenced  by the  typical  form of  Warrant
Agreement used by CGI, and all terms and conditions of such form of Warrant Agreement shall apply to and limit such warrants (for example, and without limiting the generality of the foregoing: as in the case of all warrants granted by CGI including those issued or to be issued to Gerard M. Jacobs and S. Patrick Martin, the number of shares covered by such warrants, and the strike price per share of such warrants, shall be appropriately adjusted to reflect any and all stock splits, stock dividends, and other corporate events following the date of issuance of such warrants).

     (5) Such warrants shall not become vested and therefore cannot be exercised until the vesting date of such warrants, and such warrants shall terminate immediately in the event that Paul is not continuously employed by a subsidiary of CGI, for any reason, from the Closing Date until the vesting date of such warrants.

     (6) Such warrants shall terminate if not exercised within thirty (30) days following Paul's last day of employment by a subsidiary of CGI.


                                     ARTICLE
                                       14
                                   TERMINATION

     14.1 Either Party shall have the right to terminate this Agreement in the event that one of the conditions precedent to Closing set forth in Section 11.1 cannot be met.

     14.2 This Agreement shall terminate if the Closing does not occur by February 21, 2005, unless such date is extended by mutual agreement of the Parties.


                                     ARTICLE
                                       15
                                 TAX ALLOCATIONS

     Until the Closing Date, Personals Plus will continue to operate as a "subchapter S" corporation, whose income is taxed at the shareholder level. Following the Closing, Personals Plus Surviving Corporation will operate as a "C" corporation whose income is taxed at the corporate level. Without limiting the generality of Sections 4.15 and 4.27, the Stockholder expressly acknowledges and agrees he will be liable for the due and timely payment of all income taxes arising from the operating of Personals Plus prior to the Closing Date.

                                     ARTICLE
                                       16
                                  MISCELLANEOUS

     16.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving Party's address set forth below or to such other address as a Party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) made by facsimile transmission, (c) sent by recognized overnight courier, or (d) sent by certified mail, return receipt requested, postage prepaid.

                  If to CGI or PPI Acquisition Sub to:
                                        CGI Holding Corporation
                                        100 North Waukegan Road, Suite 100
                                        Lake Bluff, Illinois  60044
                                        Attn: Gerard M. Jacobs

                  With a copy to:       Craig E. Behrenfeld
                                        Barnett, Bolt, Kirkwood, Long & McBride
                                        601 Bayshore Blvd.
                                        Suite 700
                                        Tampa, FL  33606

                  And with a copy to:   Webcapades, Inc.
                                        28050 US 19 North, Suite 509
                                        Clearwater, FL  33761
                                        Attn:  Scott P. Mitchell

                  If to the Stockholder or Personals Plus:
                                        Paul Widisky
                                        Personals Plus, Inc.
                                        P.O. Box 1907
                                        Brandon, FL  33509

                  With a copy to:       Jeffrey M. Lasman
                                        Lasman Law Firm, P.A.
                                        P.O. Box 1907
                                        Brandon, FL  33509




     All notices, requests, consents and other communications hereunder shall be deemed to have been delivered (1) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (2) if sent by facsimile transmission, at the time receipt has been acknowledged by electronic confirmation or otherwise, (3) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (4) if sent by certified mail, on the fifth (5th) Business Day following the day such mailing is made.

     16.2 Entire Agreement. This Agreement and the other Documents embody the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     16.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

     16.4 Assignment. Neither this Agreement, nor any right hereunder, may be assigned by any of the Parties without the prior written consent of the other Parties.

     16.5 Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all Parties hereto.

     16.6 Waivers. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the Party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. No failure or delay by a Party in exercising any right, power or remedy under this Agreement, and no course of dealing between the Parties hereto, shall operate as a waiver of any such right, power or remedy of the Party. No single or partial exercise of any right, power or remedy under this Agreement by a Party, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such Party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a Party shall not constitute a waiver of the right of such Party to pursue other available remedies. No notice to or demand on a Party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     16.7 No Third Party Beneficiary. Except as otherwise provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the Parties and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement. Notwithstanding the foregoing, the indemnified entities and persons referred to in Article 12 are expressly acknowledged to be third party beneficiaries of this Agreement.

     16.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     16.9 Publicity. Neither Personals Plus nor the Stockholder shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of CGI, except as may be required by Law. None of CGI, WebSourced, Wecapades or Personals Plus Surviving Corporation shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of Paul, except as required by Law. CGI and Paul shall cooperate in regard to the timing and contents of any press release or public announcement which CGI and/or Paul or Personals Plus acting through Paul shall decide to make.

     16.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the Law of the State of Illinois without giving effect to the conflict of law principles thereof.

     16.11 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, either manually or via facsimile transmission of signatures, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

     16.12 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     16.13 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

     16.14 Further Assurances. At any time and from time to time after the Closing Date each Party shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order to more effectively carry forth the terms and conditions of this Agreement and the Documents.

     16.15 Arbitration. Any controversy, dispute or claim arising out of or in connection with this Agreement shall be settled by final and binding arbitration to be conducted by an arbitration tribunal in Chicago, Illinois, pursuant to the rules of the American Arbitration Association. The arbitration tribunal shall consist of one arbitrator. If the parties cannot agree on the arbitrator, the office of the American Arbitration Association in Chicago, Illinois shall make the necessary appointment. The decision or award of the arbitrator shall be final, and judgment upon such decision or award may be entered in any competent court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement. In the event of any procedural matter not covered by the aforesaid rules, the procedural law of the State of Illinois shall govern. Notwithstanding the agreement to arbitrate contained in this Section 16.15, any party may apply to any court having jurisdiction to enforce this Agreement to seek provisional injunctive relief so as to maintain the status quo until the arbitration award is rendered or the dispute is otherwise resolved.

     16.16 Incorporation by Reference. Each Exhibit and Schedule to this Agreement is hereby incorporated into this Agreement by reference thereto, with the same legally binding force and effect as if such Exhibit or Schedule were fully set forth herein.

                         [Signatures begin on next page]

     IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                          CGI HOLDING CORPORATION

                                          By:     /s/ Gerard M. Jacobs
                                          ------------------------------
                                          Name:   Gerard M. Jacobs
                                          Title:  President

                                          PPI ACQUISITION SUB, INC.
                                          By:     /s/ Scott P. Mitchell
                                          -----------------------------
                                          Name:   Scott P. Mitchell
                                          Title:  President

                                          PERSONALS PLUS, INC.
                                          By:     /s/ Paul Widisky
                                          ------------------------
                                          Name:   Paul Widisky
                                          Title:  President

                                          /s/ Paul Widisky
                                          Paul Widisky, in his individual
                                          capacity and in his capacity as a
                                          Stockholder, director and officer
                                          of Personals Plus


                                  Schedule 4.1



Jurisdiction(s) in which Personals Plus is in good standing:

FLORIDA

                                Schedule 4.10(a)



Not applicable. Personals Plus does not own real property


                                Schedule 4.10(b)



Not applicable. Personals Plus does not lease real property.

                                  Schedule 4.11



                           Tangible Personal Property


1.       Rocky Dual Proc Server IIT
2.       Bullwinkle Dual Proc Server IIT
3.       NAS (Dell Lease)
4.       Nell Dual Pro Web Server
5.       Doo Right Dual Proc Web Server
6.       Barney, Betty, Fred, Wilma, Pebbles and
         Bam Bam Dual Proc Web Servers from Dell
7.       Database (Dell)
8.       Web Mux
9.       HP Superloader DLT Backup System
10.      Firewall
11.      Cisco Catalyst 3508G
12.      3 Power Strips (2) IIT
13.      Net Gear 24 Port Hub
14.      Tweety Mail Server (Sony Desktop)
15.      Two (2) Sony Laptops
16.      Sony Desktop 2.8 GHZ
17.      I MAG Flat Screen
18.      Computer EO-LLC
19.      Software-LLC
20.      Flat Screen Monitor
21.      Exabyte Tape Backup
22.      Quantum DLT Tape Reader
23.      Picture Poster Sony
24.      8 Proc Compaq
25.      NAS by Rackable
26.      Database by Rackable
27.      2 Dual Proc Super Micro Servers
28.      Gazoo Dual Proc Server Dell
29.      Exabyte Tape Back Up
30.      Quantum DLT 1 tape reader
31.      Lucent Partner Phone System - PBX (2 circuit boards) &
         10 phones Home phone system
32.      Linksys Router and Firewall - Home Network
33.      Linksys Hub - Home Network
34.      Desks are part of home office
35.      Brother MFC Fax/Copier/Scanner
36.      HP 2200dn Network Printer
37.      Old Picture posting server (Sony Desktop)
38.      T-mobile Ipaq
39.      Server Cabinet at home
40.      Laptops
41.      HP Multimedia Laptop - Paul's personal laptop
42.      Sony Laptop Ann's current PCG K15
43.      Toshiba Laptop (Paul)
44.      Dan's Dell Laptop - His personal laptop
45.      Mini Me Sony Laptop PCG V505BX
46.      Desktops
47.      Monitors
48.      All LCD Monitors
49.      KDS (Paul's)
50.      Mag (Dan's)
51.      2 Sony (Server cabinet at home & in closet)
52.      LCD Monitor in closer
53.      Ranger American Office NE
54.      Sony Desktops
          PCV-RX755 (2 of them: 1 on Dan's desk and one in server cabinet) PCV-RX580 (Paul's desk)
          PCV RX861 (in server cabinet)
          HP9680C
          HP Original Computer from MPI

                                  Schedule 4.14

Not applicable. Personals Plus is not required to possess a permit for the conduct of the business.

                               Schedule 4.16(c)(a)

Personals Plus maintains a vacation policy which entitles each full-time employee to ten (10) vacation days per year. Any unused vacation days shall carry over into the following year. The following is a list of accrued vacation days for each employee of Personals Plus:


                                            Paul S. Widisky
                                            Accrued Vacation: Three (3) weeks

                                            Elizabeth Ann Levengood
                                            Accrued Vacation: Two (2) weeks

                                            Daniel A. Jordon
                                            Accrued Vacation: Four (4) weeks

                                  Schedule 4.17

Not applicable. Personals Plus does not provide or make available any employee benefit plan.


                                  Schedule 4.20

Not applicable. There are no actions pending or threatened, against, relating to or affecting Personals Plus.

                                  EXHIBIT 99.1

CGI Holding Corporation Acquires Ozona Online Network; Acquisition of Leading Technology Provider to be Immediately Accretive to 2005 Results

February 22, 2005 08:01:00 AM ET

CGI Holding Corporation CGIH(the "Company") today announced that the Company has acquired Ozona Online Network, Inc. ("Ozline"), a provider of a comprehensive scope of online services including start to finish web design, custom web based applications, database systems, managed and shared hosting solutions, e-commerce, and high-speed business Internet access (see www.ozline.net). The Company estimates that Ozline will add approximately $300,000 per year in pre-tax earnings to the Company, and expects the merger to be immediately accretive to its earnings. The purchase price was $300,000 in cash plus 75,358 shares of the Company's restricted common stock. The Company has also issued warrants to purchase an aggregate of 60,000 shares of the Company's restricted common stock at $5.30 per share to the stockholders of Ozline.

Founded in 1997 and based in Clearwater, FL, Ozline has a satisfied client list that reads like a Who's Who of innovative companies including Canon, Komatsu USA, Dale Carnegie, Quantum Technology, and other clients such as General Electric, Ford Motor Company, and Marriott International through Ozline's Evigna Digital Catalog product. Rick Anderson, the founder of Ozline, will continue to lead the business following the merger. Rick Anderson, the CEO of Ozline, explaining the rationale behind the merger, said, "Combining the technology and application development solutions of Ozline with the proven marketing expertise of WebSourced and MarketSmart Advertising, will allow us to provide the solution to any client's needs. With our combined services, there really isn't anything that we cannot offer a web-based client."

Gerard M. Jacobs, the Company's CEO, stated, "After the problems our online dating business encountered last September caused by multiple hurricanes, and in light of the continuing growth we are experiencing, we became determined to strengthen our company's in-house technology expertise in several areas. Ozline is a key piece of that solution for us, and we are fortunate to have Rick Anderson as a new partner to help us continue to grow CGI."

"Driving the decision to acquire Ozline was the ongoing need for technology and hosting services that our businesses and our clients continually require," adds Scott Mitchell, CEO of the Company's Cherish subsidiary. "Ozline offers the technical expertise and Internet services that will make us more effective at realizing the growth that our subsidiaries and our clients have planned."

Steven "Pat" Martin, the CEO of the Company's WebSourced subsidiary, added, "Ozline's application development and hosting services will allow WebSourced to continue its drive to offer complete business solutions for its clients."

CGI Holding Corporation, based in Lake Bluff, IL (see www.cgiholding.com) currently has six subsidiaries: WebSourced, Inc., Morrisville, NC, a leader in search engine optimization and pay-per-click campaign management (see www.websourced.com and www.keywordranking.com); MarketSmart Advertising, Inc., Rightstuff, Inc. d/b/a Bright Idea Studios, and Checkup Marketing, Inc., Raleigh, NC, providing world-class off-line advertising, public relations, marketing, branding and shopping evaluation services (see www.marketsmart.net, www.brightideastudios.com and www.checkupmarketing.com); Cherish, Inc., Clearwater, FL, a leading online dating company (see www.cherish.com); and Ozona Online Network, Inc., Clearwater, FL, providing a comprehensive scope of online services including start to finish web design, custom web based applications, database systems, managed and shared hosting solutions, e-commerce, and high-speed business Internet access (see www.ozline.net).

Statements made in this press release that express the Company's or management's intentions, plans, beliefs, expectations or predictions of future events, are forward-looking statements. The words "believe", "expect", "intend", "estimate", "anticipate", "will" and similar expressions are intended to further identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Those statements are based on many assumptions and are subject to many known and unknown risks, uncertainties and other factors that could cause the Company's actual activities, results or performance to differ materially from those anticipated or projected in such forward-looking statements. Other factors that could cause the Company's actual activities, results or performance to differ materially include risks and uncertainties relating to: limited operating history; new business model; historical losses; volatile stock price; difficulty of identifying and closing acquisitions; potential dilution; difficulty integrating acquisitions; difficulty managing growth; availability of skilled labor; dependence on key personnel; lack of long-term contracts; lack of brand awareness; dependence on Internet and telecommunications infrastructure; regulations; dependence on Internet and search engines; competition; future of search engine optimization; taxation; numerous online dating industry risks; need to attract paying members; member acquisition costs; rapid technological change; service interruptions; dependence on affiliates and third party providers; information liability; hurricanes and other catastrophes; issues regarding adult content; physical and emotional safety of users; security breaches; viruses; credit card fraud; protection of intellectual property; insider control; no dividends; provisions of Nevada law; no guarantee of Amex listing; and other factors and risks discussed in the Company's filings with the Securities and Exchange Commission. The Company cannot guarantee future financial results, levels of activity, performance or achievements and investors should not place undue reliance on the Company's forward-looking statements. The forward-looking statements contained herein represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to update or revise such forward-looking statements to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contact Information: CGI Holding Corporation Gerard M. Jacobs, 847-615-2890 gjacobs@cgiholding.com or CEOcast, Inc. Ed Lewis, 212-732-4300
elewis@ceocast.com or WordSmith Communications Glenna Musante, 919-782-2360 gmusante@marketsmart.net

                                  EXHIBIT 99.2

CGI  Holding  Corporation   Acquires  Personals  Plus;   Accretive   Acquisition
Strengthens Company's Growing Portfolio of Online Dating Properties
February 22, 2005 07:00:00 AM ET

CGI Holding Corporation CGIH (the "Company") today announced that the Company has acquired privately-held Personals Plus, Inc. ("Personals Plus"), the owner of several online dating and relationship websites. The acquisition is expected to significantly expand CGI's customer base in the area and to provide synergies between the websites that the combined companies will offer. The Company estimates that Personals Plus will add approximately $1 million per year in pre-tax earnings to the Company, and expects the merger to be immediately accretive to its earnings.

The purchase price was $2,262,500 in cash plus 426,244 shares of the Company's restricted common stock. The Company has also issued warrants to purchase an aggregate of 60,000 shares of the Company's restricted common stock at $5.30 per share to the stockholder of Personals Plus.

Based in Apollo Beach, FL, Personals Plus has grown steadily since its inception, by providing lifestyle-oriented web services focused on online personals and social networking. Paul Widisky, the founder of Personals Plus, will continue to lead the business following the merger. Personals Plus will become a subsidiary of the Company's Cherish, Inc. subsidiary.

Gerard M. Jacobs, the Company's CEO, stated, "Personals Plus nicely expands our existing portfolio of profitable online dating services. We look forward to having Paul Widisky as one of our partners in continuing to build CGI."

Scott Mitchell, the CEO of Cherish, Inc., the Company's online dating businesses, added, "Personals Plus is an exciting addition to the world-class lineup of online dating and personal relationship websites that we are building at CGI. We see immense opportunity with the combining of Cherish's services with those of Personals Plus."

Paul Widisky, President and CEO of Personals Plus, said of the merger, "We are excited to enter this truly beneficial partnership. Not only will we be able to continue to grow, but we will also be in a position to utilize the marketing expertise of WebSourced and MarketSmart Advertising."

CGI Holding Corporation, based in Lake Bluff, IL (see www.cgiholding.com) currently has five subsidiaries: WebSourced, Inc., Morrisville, NC, a leader in search engine optimization and pay-per-click campaign management (see www.websourced.com and www.keywordranking.com); MarketSmart Advertising, Inc., Rightstuff, Inc. d/b/a Bright Idea Studios, and Checkup Marketing, Inc., Raleigh, NC, providing world-class off-line advertising, public relations, marketing, branding and shopping evaluation services (see www.marketsmart.net, www.brightideastudios.com and www.checkupmarketing.com); and Cherish, Inc., Clearwater, FL, a leading online dating company (see www.cherish.com).

Statements made in this press release that express the Company's or management's intentions, plans, beliefs, expectations or predictions of future events, are forward-looking statements. The words "believe", "expect", "intend", "estimate", "anticipate", "will" and similar expressions are intended to further identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Those statements are based on many assumptions and are subject to many known and unknown risks, uncertainties and other factors that could cause the Company's actual activities, results or performance to differ materially from those anticipated or projected in such forward-looking statements. Other factors that could cause the Company's actual activities, results or performance to differ materially include risks and uncertainties relating to: limited operating history; new business model; historical losses; volatile stock price; difficulty of identifying and closing acquisitions; potential dilution; difficulty integrating acquisitions; difficulty managing growth; availability of skilled labor; dependence on key personnel; lack of long-term contracts; lack of brand awareness; dependence on Internet and telecommunications infrastructure; regulations; dependence on Internet and search engines; competition; future of search engine optimization; taxation; numerous online dating industry risks; need to attract paying members; member acquisition costs; rapid technological change; service interruptions; dependence on affiliates and third party providers; information liability; hurricanes and other catastrophes; issues regarding adult content; physical and emotional safety of users; security breaches; viruses; credit card fraud; protection of intellectual property; insider control; no dividends; provisions of Nevada law; no guarantee of Amex listing; and other factors and risks discussed in the Company's filings with the Securities and Exchange Commission. The Company cannot guarantee future financial results, levels of activity, performance or achievements and investors should not place undue reliance on the Company's forward-looking statements. The forward-looking statements contained herein represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to update or revise such forward-looking statements to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contact Information: CGI Holding Corporation Gerard M. Jacobs, 847-615-2890 gjacobs@cgiholding.com or CEOcast, Inc. Ed Lewis, 212-732-4300
elewis@ceocast.com or WordSmith Communications Glenna Musante, 919-782-2360 gmusante@marketsmart.net